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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   April 18, 2000
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                        CONVERGENT COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

         Colorado                       333-53953                84-1337265
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
     of incorporation)                                       Identification No.)



                      400 Inverness Drive South, Suite 400
                           Englewood, Colorado 80112
                                 (303) 749-3000
         (Address and telephone number of principal executive offices)

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Item 5.   Other Events

          1. In a press release dated April 19, 2000, Convergent Communications Services, Inc., a Colorado corporation and wholly owned subsidiary of Convergent Communications, Inc., announced the completion of a $50 million revolving senior secured credit facility with Foothill Capital Corporation. A copy of the press release is attached.

          2. In a press release dated April 19, 2000, Convergent Communications, Inc., a Colorado corporation, announced the completion of a $175 million preferred stock investment by the Texas Pacific Group and Sandler Capital Management. A copy of the press release is attached.

Item 7.   Exhibits
          (c) Exhibits
              99.1 Foothill press release, dated April 19, 2000.
              99.2 Preferred stock press release, dated April 19, 2000.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Convergent Communications, Inc.


Date: April 20, 2000            By:    /s/ Martin E. Freidel
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                                           Martin E. Freidel
                                   Executive Vice President, General Counsel
                                              and Secretary